UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 August 1, 2007

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13794                              13-3818402
                33-90786                              13-3818407
               33-90786-01                            13-3818405
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        (Commission File Number)           (IRS Employer Identification No.)

        1000 Boardwalk at Virginia Avenue
        Atlantic City, New Jersey                              08401
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     (Address of Principal Executive Offices)                (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

(d) On August 1, 2007, Ivanka M. Trump was appointed to the Board of Directors (the "Board") of Trump Entertainment Resorts, Inc. (the "Company"). Ms. Trump will serve in the class of directors whose term expires at the Company's 2008 annual meeting of stockholders. Ms. Trump will also serve on the Corporate Governance and Nominating Committee of the Board.

Ms. Trump fills the vacancy on the Board that was created by the previously announced resignation of Mr. Wallace B. Askins. The slot on the Board which Ms. Trump fills is one of the directorships that Mr. Donald J. Trump is entitled to designate pursuant to the Company's voting agreement with Mr. Trump and related provisions of the Company's certificate of incorporation.

Ms. Trump, age 25, is the Vice President of Development and Acquisitions of the Trump Organization LLC, a position she has held since September 2005. Ms. Trump is the daughter of Donald J. Trump, the Chairman of the Board and the largest individual stockholder of the Company. For her service on the Board, Ms. Trump will receive an annual retainer of $150,000 and on August 1, 2007 received 10,000 shares of restricted stock. The restricted stock will vest in two equal installments on February 1, 2008 and August 1, 2008. In addition, Ms. Trump will be entitled to receive reasonable and accountable out-of-pocket expenses incurred in connection with attending Board meetings.

ITEM 8.01   OTHER EVENTS

On August 1, 2007, Mark Juliano was appointed Chief Executive Officer of the Company. Mr. Juliano had been serving as interim Chief Executive Officer since July 1, 2007.

On August 1, 2007, the Board appointed Don M. Thomas, a current member of the Board, to the Audit Committee of the Board. With the appointment of Mr. Thomas to the Audit Committee, the Company is again in compliance with Nasdaq Stock Marketplace Rule 4350(d) which requires the Audit Committee to have at least three members.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

      99.1 Press Release issued by Trump Entertainment Resorts, Inc. on August 2, 2007












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






      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 1, 2007


                                    TRUMP ENTERTAINMENT RESORTS, INC.



                                    By:   /s/  Robert M. Pickus
                                         -----------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President and
                                            Secretary



                                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                                    By:   /s/  Robert M. Pickus
                                         -----------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President and
                                            Secretary


                                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                                    By:   /s/  Robert M. Pickus
                                         -----------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President and
                                            Secretary











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